Private Placement	12 Months Ended
Dec. 31, 2022
Private Placement [Abstract]
Private Placement
NOTE 4. PRIVATE PLACEMENT
Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 8,900,000 Private Warrants at a price of $1.00 per Private Warrant, for an aggregate purchase price of $8,900,000, in a private placement. A portion of the proceeds from the sale of the Private Warrants was added to the proceeds from the IPO held in the Trust Account.

The Private Warrants are identical to the Public Warrants, except that the Private Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of these Private Warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial Business Combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to certain registration rights. If the Private Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants.
The initial shareholders, officers, directors and independent directors have agreed to waive their redemption rights with respect to any Class A ordinary shares they may acquire during or after the IPO, in connection with the completion of the initial Business Combination. If the Company does not complete the initial Business Combination within the applicable time period, the proceeds of the sale of the Private Warrants will be used to fund the redemption of the Class A ordinary shares.